SUBSEQUENT EVENTS	12 Months Ended
Oct. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

On January 31, 2022, the Company closed on an offering with certain institutional investors for the private placement of 1,000,000 shares of Series D convertible redeemable preferred stock. The shares to be sold have an aggregate stated value of $5,000,000. Each share of the Series D preferred stock has a purchase price of $4.75, representing an original issue discount of 5% of the stated value. The shares of Series D preferred stock are convertible into shares of the Company’s common stock, upon the occurrence of certain events, at a conversion price of $20.00 per share. The conversion, at the option of the stockholder, may occur at any time following the receipt of the stockholders’ approval for a reverse stock split. The Company will be permitted to compel conversion of the Series D preferred stock after the fulfillment of certain conditions and subject to certain limitations. The Series D preferred stock will also have a liquidation preference over the common stock, and may be redeemed by the investors, in accordance with certain terms, for a redemption price equal to 105% of the stated value, or in certain circumstances, 110% of the stated value. The Company and the holders of the Series D preferred stock will also enter into a registration rights agreement to register the resale of the shares of common stock issuable upon conversion of the Series D preferred stock. Total gross proceeds from the offering, before deducting the financial advisor’s fees and other estimated offering expenses, are $4.75 million.